UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2017

AEP INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35117	22-1916107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

95 Chestnut Ridge Road, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (201) 641-6600

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 15, 2016, AEP Industries Inc., a Delaware corporation (“AEP”), filed with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus (the “Proxy Statement/Prospectus”) with respect to a special meeting of AEP’s stockholders scheduled to be held on January 18, 2017 to, among other things, vote on the approval of the mergers (the “mergers”) with Berry Plastics Group, Inc., a Delaware corporation (“Berry”) and related entities.

Important information concerning the proposed mergers is set forth in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus is amended and supplemented by the information set forth in this Current Report on Form 8-K, and this Current Report on Form 8-K should be read as part of, and in conjunction with, Proxy Statement/Prospectus. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Proxy Statement/Prospectus.

As previously disclosed in the Proxy Statement/Prospectus, AEP’s executive officers may have interests in the mergers that are in addition to or different from those of AEP stockholders generally, including certain rights with respect to unvested equity awards.

Since the filing of the Proxy Statement/Prospectus, AEP discovered it had made an inadvertent error on the grant date, January 7, 2016, in calculating and reporting the number of performance units granted to its executive officers by its Compensation Committee on January 7, 2016. The Proxy Statement/Prospectus and prior AEP periodic reports filed with the SEC in fiscal 2016 disclosed 40,257 performance units were granted in the aggregate as of such date when in fact the correct number is 43,571 performance units granted in aggregate. The supplemental information set forth below, including the updated charts to the Proxy Statement/Prospectus, reflects the 43,571 performance units granted in aggregate, as well as updated grants for each applicable AEP executive officer, on January 7, 2016 and a general update to the Proxy Statement/Prospectus.

AEP believes the additional information provided below is not material to AEP stockholders but is providing the supplemental disclosures to correct the error. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

If you have any questions about any of the matters to be voted on at AEP’s special meeting, the Proxy Statement/Prospectus or this Current Report on Form 8-K, would like additional copies of the Proxy Statement/Prospectus or need to obtain proxy cards or other information related to the proxy solicitation, you may contact Georgeson Inc., AEP’s proxy solicitor, at the address and telephone numbers listed below. You will not be charged for any of these documents that you request.

Georgeson Inc.

1290 Avenue of the Americas, 9th Floor

New York, New York 10104

Call Toll Free: (800) 561-3947

Instructions for voting your shares at the special meeting of stockholders on January 18, 2017 are included with the Proxy Statement/Prospectus. If you have previously voted your shares and do not wish to change your vote, you do not need to take any further action. If you have previously voted your shares, voting again will supersede your previous vote, regardless of how you previously voted (i.e., by telephone, internet or mail).

SUPPLEMENTAL DISCLOSURES

These supplemental disclosures to the Proxy Statement/Prospectus should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. Except as specifically provided in this Current Report on Form 8-K, the information provided in the Proxy Statement/Prospectus continues to apply. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement/Prospectus, the information in this Current Report on Form 8-K is more current.

QUESTIONS AND ANSWERS ABOUT THE MERGERS AND THE SPECIAL MEETING

The following disclosure amends and supplements the disclosure on page 7 of the Proxy Statement/Prospectus by removing the first sentence of the answer under the question “Do any of AEP’s directors or executive officers have interests in the mergers that are in addition to or may differ from those of AEP stockholders?” in its entirety and replacing it with the following:

AEP’s executive officers and directors may have interests in the mergers that are in addition to or different from those of AEP stockholders generally, including certain rights with respect to unvested equity awards and severance benefits the aggregate value of which is approximately $29.13 million (based on an assumed effective date of the mergers and qualifying termination of employment on November 30, 2016 and a per share value of $110.69 which is the average closing price of AEP common stock over the first five (5) business days following the public announcement of the mergers).

SUMMARY

The following disclosure amends and supplements the disclosure on page 16 of the Proxy Statement/Prospectus by removing the first bulleted paragraph under the heading “Interests of Certain Directors and Executive Officers of AEP in the Mergers (page 54)” in its entirety and replacing it with the following:

•	Acceleration of Vesting of Equity Awards. AEP’s executive officers and directors have previously been granted equity awards under AEP’s equity incentive plans. These equity awards will generally vest and become payable in connection with the mergers. The aggregate value of the unvested equity awards held by AEP’s nine executive officers and five directors is approximately $14.68 million, assuming the effective date of the mergers is on November 30, 2016 with a per share value of $110.69 (the average closing price of AEP common stock over the first five (5) business days following the public announcement of the mergers).

THE MERGERS

The following disclosure amends and supplements the disclosure on page 56 of the Proxy Statement/Prospectus by removing the table (but not its footnote) of performance units for the executive officers in its entirety and replacing it with the following:

Executive Officers

Name	Performance Units(1)
	Number (#)	Value ($)
J. Brendan Barba	88,101	9,751,900
Paul Feeney	11,433	1,265,519
John Powers	10,194	1,128,374
Paul Vegliante	2,448	270,969
Linda Guerrera	4,561	504,857
David Cron	2,928	324,100
Robert Cron	2,184	241,747
Lawrence R. Noll	2,500	276,725
James B. Rafferty	2,500	276,725

The following disclosure amends and supplements the disclosure on the bottom of page 58 of the Proxy Statement/Prospectus by removing the table (but not its footnotes) titled “Golden Parachute Compensation – AEP Named Executive Officers” in its entirety and replacing it with the following:

Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)	Other ($)	Total ($)
J. Brendan Barba	5,060,269	9,751,900	—	20,736	—	—	14,832,905
Paul M. Feeney	2,252,670	1,265,519	—	20,705	—	—	3,538,894
John J. Powers	1,852,175	1,128,374	—	29,240	—	—	3,009,789
Paul C. Vegliante	1,340,825	270,969	—	29,240	—	—	1,641,034
Linda N. Guerrera	906,100	504,857	—	29,469	—	—	1,440,426

The following disclosure amends and supplements the disclosure on the bottom of page 59 of the Proxy Statement/Prospectus by removing the table (but not its footnotes) titled “Golden Parachute Compensation – AEP Other Executive Officers” in its entirety and replacing it with the following:

Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)	Other ($)	Total ($)
David Cron	1,408,129	324,100	—	28,865	—	—	1,761,094
Robert Cron	955,252	241,747	—	20,736	—	—	1,217,735
Lawrence R. Noll	290,649	276,725	—	—	—	—	567,374
James B. Rafferty	209,374	276,725	—	—	—	—	486,099

The following disclosure amends and supplements the disclosure on page 61 of the Proxy Statement/Prospectus by adding the following sentence at the end of the second paragraph under the heading “Narrative to Golden Parachute Compensation Tables”:

A portion of the executive officers’ cash severance may be allocated to his or her non-competition restrictive covenant for purposes of Section 280G of the Code, with such allocated portion not to exceed the value of such restrictive covenant as determined by an independent third party valuation.

FORWARD-LOOKING INFORMATION

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (as amended, and together with the rules and regulations thereunder, the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our financial condition, results of operations and business and our expectations or beliefs concerning future events. All statements regarding Berry’s, AEP’s or their respective subsidiaries’ expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, merger integration, growth opportunities, dispositions, expected lease income, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “would,” “will,” “seeks,” “approximately,” “outlook,” “looking forward” and other similar expressions or the negative form of the same are forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. Berry and AEP caution readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, risks and uncertainties related to (i) the ability to obtain the approval of AEP’s stockholders; (ii) the risk that the conditions to closing of the mergers may not be satisfied; (iii) the ability of Berry to integrate the acquired business successfully and to achieve anticipated cost savings and other synergies; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment; (v) potential litigation relating to the proposed transaction that could be instituted against Berry, AEP or their respective directors; (vi) possible disruptions from the proposed transaction that could harm Berry’s or AEP’s business, including current plans and operations; (vii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the mergers; (viii) changes in prices and availability of resin and other raw materials and our ability to pass on changes in raw material prices on a timely basis; (ix) continued availability of capital and financing and rating agency actions; (x) legislative, regulatory and economic developments; (xi) catastrophic loss of one of our key manufacturing facilities, natural disasters and other unplanned business interruptions; and (xii) management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in a registration statement on Form S-4 (File No. 333-213803) (the “Proxy Statement/Prospectus”), as well as other factors described AEP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, AEP’s subsequent Quarterly Reports on Form 10-Q, AEP’s Current Reports on Form 8-K and Berry’s Annual Report on Form 10-K for the fiscal year ended October 1, 2016, in each case, as filed with the SEC. The list of factors presented here is, and the list of factors presented in the Proxy Statement/Prospectus should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles or impediments to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Berry’s or AEP’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Berry nor AEP assumes any obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2017	AEP INDUSTRIES INC.

	By:	/s/ Linda N. Guerrera
	Name:	Linda N. Guerrera
	Title:	Vice President, Finance and Controller